SUMMARY PROSPECTUS April 30, 2010 as revised July 1, 2010	Calvert Select Variable Strategies Calvert VP Portfolios	Calvert Investments A UNIFI Company

CALVERT VP LIFESTYLE MODERATE PORTFOLIO (formerly named Summit Lifestyle ETF Market Strategy Target Portfolio)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated April 30, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE

The Portfolio seeks primarily to provide capital growth and secondarily investment income by investing primarily in a portfolio of various exchange-traded funds ("ETFs") representing different market exposures.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.

The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a "Policy") through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.65%
Other expenses	0.20%
Acquired fund fees and expenses	0.22%
Total annual fund operating expenses	1.07%
Less fee waiver and/or expense reimbursement [1]	(0.10%)
Net expenses	0.97%

1   The investment advisor, Calvert Asset Management Company, Inc. ("Calvert"), has agreed to contractually limit direct net annual fund operating expenses to 0.75% through April 30, 2011. The Board of Directors of the Portfolio may terminate the Portfolio's expense cap only for the contractual period after December 12, 2010.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Portfolio for the time periods indicated;
  your investment has a 5% return each year;
  the Portfolio's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$330	$580	$1,297

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 80% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Portfolio is a "fund of funds" that pursues its investment objective through asset allocation and fund selection. Under normal market conditions, substantially all of the value of the Portfolio's total assets will be invested in ETFs and U.S. Treasury Bills. An ETF is a type of investment company whose investment objective typically is to match the returns of a particular market index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day.

The Portfolio expects to invest in seven to ten ETFs with at least one ETF utilized for the planned exposure to each market sector. The ETFs in which the Portfolio invests currently include, but are not limited to, those whose investment objectives are to match the following market sectors and indices:
Market Sector	Index
DOMESTIC STOCKS
Large Capitalization	S&P 500 Index
Mid Capitalization	S&P MidCap 400 Index
Small Capitalization	Russell 2000 Index
Real Estate	MSCI REIT Index
INTERNATIONAL STOCKS
Developed Market	MSCI EAFE Index
Emerging Market	MSCI Select Emerging Markets Free Index
FIXED INCOME SECURITIES
Investment Grade	Barclays Capital U.S. Aggregate Bond Index
Inflation Protected Securities	Barclays Capital U.S. TIPS Index
High Yield	iBoxx $ Liquid High Yield Index

The percentage allocation to each of these sectors will depend on the Subadvisor's evaluation of market conditions for domestic and foreign equity and fixed income marketplaces. The Subadvisor may also allocate a portion of the assets to common stocks, futures contracts, grantor trusts, REITS (real estate investment trusts) or other types of investment companies, such as open-end mutual funds, unit investment trusts and closed-end funds (collectively with ETFs, the "Acquired Funds"). Under normal market conditions, the Subadvisor expects to allocate investments in the following target ranges:
Asset Class	Minimum	Maximum
Domestic Stocks	38%	64%
International Stocks	2%	16%
Total Stocks	40%	80%
Total Fixed Income Securities, including Cash	20%	60%

The Subadvisor intends to dynamically manage the allocation by reviewing, on an on-going basis, the makeup of the Portfolio and current market conditions. The sector weightings in each asset class will change based on the Subadvisor's analysis and consideration of many factors, including but not limited to current economic conditions, market conditions for each sector, expected future returns of each sector, and volatility and risk in the marketplace. The portfolio management team draws on each member's background and experience when setting or changing the sector allocation of the Portfolio.

Over the long-term for a complete market cycle, it is expected that on average approximately 60% of the Portfolio's assets will be invested in ETFs that track domestic and international equity markets. At the same time, the Portfolio will invest a substantial percentage in ETFs that track fixed-income markets. Therefore, the value of your investment will fluctuate in response to both equity and fixed-income market movements.

The Portfolio manages risk levels to a more aggressive level as compared to Calvert VP Lifestyle Conservative Portfolio but to a more conservative level as compared to Calvert VP Lifestyle Aggressive Portfolio, which also invest primarily in a portfolio of various unaffiliated ETFs representing different market exposures.

Principal Risks

Asset Allocation Risk. The Subadvisor's selection of underlying securities and the allocation of Portfolio assets to those securities may cause the Portfolio to underperform. The Portfolio's likely greater allocation to equity securities makes it more susceptible to risks associated with equity investments than fixed-income investments.

Structured Note Risk. The Portfolio may invest up to 10% of its total assets directly in structured notes. Structured notes are derivative investments whose value depends on, or is derived from, the value of an underlying security. Structured notes may be tied to the performance of individual stocks or to baskets of assets such as commodities. Structured notes are generally corporate debt securities and are subject to similar risks such as credit risk and the loss of principal. Many structured notes are illiquid.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Real Estate Investment Trust Risk ("REIT"). A REIT is a pooled investment vehicle that generally invests in income-producing real estate or real estate-related loans or interests. Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on the management skills of the issuer.

Equity Investments. The Portfolio shares the principal risks of equity securities held by the underlying securities, including the key risks below.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the underlying securities to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Market Capitalization Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Fixed-Income Investments. The Portfolio shares the principal risks of fixed-income securities held by the underlying securities, including the key risks below.

Bond Market Risk. The market prices of bonds held by the underlying funds may fall.

Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall.

Credit Risk. There is a chance that the issuer of a fixed-income security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline.

The Portfolio shares these principal risks of the equity and fixed-income securities held by the underlying securities.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Money Market Investments. The Portfolio shares the principal risks of money market securities held by the underlying securities, including the key risk below.

Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Performance

The following bar chart and table show the Portfolio's annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time with that of the Portfolio's current index, its prior index and an average.

In December 2009, the Portfolio changed its broad-based benchmark to the S&P 500 Index from the Summit Composite Benchmark Blend (the "Lifestyle Moderate Composite Index"), 60% of which is comprised of the S&P 500 Index and 40% of which is comprised of the Barclays Capital U.S. Aggregate Bond Index, in order to adopt an index that is not blended. The Portfolio also continues to show the Lifestyle Moderate Composite Index (created by the Advisor) because it is more consistent with the portfolio construction process and represents a more accurate reflection of the Portfolio's anticipated risk and return patterns.

The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.

The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '09	12.14%
Worst Quarter (of periods shown)	Q4 '08	-13.44%

Average Annual Total Returns (as of 12-31-09)	1 year	Since Inception (12/28/06)
Calvert VP Lifestyle Moderate Portfolio	17.05%	-2.47%
S&P 500 Index (reflects no deduction for fees or expenses)	26.46%	-5.75%
Lifestyle Moderate Composite Index	18.25%	-1.04%
Lipper VA Mixed-Asset Target Allocation Moderate Funds Average	22.38%	*

* The Portfolio is unable to show performance of the Lipper average since the Portfolio's inception date. For comparison purposes to Lipper, performance for the Portfolio since 12/31/06 is -2.38%, and the performance for the Lipper VA Mixed Asset Target Allocation Moderate Funds Average is -1.66%.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. Summit Investment Advisors, Inc. ("Summit")
Portfolio Manager Name	Title	Length of Time Managing Portfolio
Eugenia M. Simpson, CFA	Team Leader	Since December 2006
D. Scott Keller, CFA	Team Member	Since December 2006
Gary R. Rodmaker, CFA	Team Member	Since December 2006
John Thompson, CFA	Team Member	Since December 2006
James Mikus, CFA	Team Member	Since December 2006

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio currently are sold only to participating insurance companies (the "Insurance Companies") for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.

Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio's net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.

A Policy owner's interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.

TAX INFORMATION

As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.

Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information concerning the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND
THEIR AFFILIATES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Investment Company Act file:
No. 811-04000 (Calvert Variable Products, Inc.)